SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 8, 2001

AMB PROPERTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip Code)

415-394-9000

(Registrants’ telephone number, including area code)

n/a

(former name or former address, if changed since last report)

ITEM 5 OTHER EVENTS.

     On October 8, 2001, we issued a press release entitled “AMB Property Corporation Announces Third Quarter 2001 Results,” which sets forth our results of operations for the third quarter of 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

Exhibit
Number	Description

99.1	AMB Property Corporation Press Release dated October 8, 2001.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

Date: October 15, 2001	By:	/s/ Tamra Browne Tamra Browne Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	AMB Property Corporation Press Release dated October 8, 2001.